Prepayments and Other Current Assets (Tables)	12 Months Ended
Dec. 31, 2019
Prepayments and Other Current Assets
Schedule of prepayments and other current assets

	As of December 31,
	2018	2019
	RMB	RMB	US$
Prepayments to suppliers, net	290,060	156,958	22,545
Capitalized listing expenses	—	35,261	5,065
Prepaid expenses	1,653	21,436	3,079
Other receivables, net	3,755	3,195	459
VAT recoverable	517	—	—
Total	295,985	216,850	31,148